                                                                    Exhibit 25.1

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b) (2) |__|

                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)
New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)


One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)

                           ---------------------------
                         International Steel Group Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0871875
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


3250 Interstate Drive
Richfield, Ohio                                              44286
(Address of principal executive offices)                     (Zip code)

                          ---------------------------

                          6.500% Senior Notes due 2014
                      (Title of the indenture securities)

                                                                                                        ADDRESS, INCLUDING
                                       STATE OR OTHER      PRIMARY STANDARD                             ZIP CODE, AND TELEPHONE
                                       JURISDICTION OF     INDUSTRIAL                                   NUMBER, INCLUDING AREA CODE,
EXACT NAME OF REGISTRANT AS            INCORPORATION OR    CLASSIFICATION CODE  I.R.S. EMPLOYER         OF REGISTRANT'S PRINCIPAL
SPECIFIED IN ITS CHARTER               ORGANIZATION        NUMBER               IDENTIFICATION NUMBER   EXECUTIVE OFFICES
------------------------               ------------        ------               ---------------------   -----------------
ISG ACQUISITION INC.                   Delaware            3310                  04-3742731             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

ISG CLEVELAND INC.                     Delaware            3310                  04-3634649             3060 Eggers Road
                                                                                                        Cleveland, Ohio 44105
                                                                                                        (216)  429-6000

ISG CLEVELAND WEST INC.                Delaware            3310                  04-3634689             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

ISG CLEVELAND WEST PROPERTIES INC.     Delaware            3310                  04-3634701             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

ISG CLEVELAND WORKS RAILWAY COMPANY    Delaware            3310                  04-3634622             3060 Eggers Road
                                                                                                        Cleveland, Ohio 44105
                                                                                                        (216)  429-6000

ISG HENNEPIN INC.                      Delaware            3310                  01-0649751             10726 ISG Drive
                                                                                                        Hennepin, Illinois 61327
                                                                                                        (815)  925-2311

ISG INDIANA HARBOR INC.                Delaware            3310                  04-3631839             3001 Dickey Road
                                                                                                        East Chicago, Indiana 46312
                                                                                                        (219)  391-2000

ISG RIVERDALE INC.                     Delaware            3310                  74-3062732             13500 S. Perry Avenue
                                                                                                        Riverdale, Illinois 606027
                                                                                                        (708)  849-8803

ISG SOUTH CHICAGO & INDIANA HARBOR     Delaware            3310                  04-3634638             9746 Avenue N
RAILWAY COMPANY                                                                                         Chicago, Illinois 60617
                                                                                                        (773)  768-6408

ISG WARREN INC.                        Delaware            3310                  02-0573111             2234 Main Avenue S.W.
                                                                                                        Warren, Ohio 44481
                                                                                                        (330)  841-2803

ISG/EGL HOLDING COMPANY                Delaware            3310                  75-1994274             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

ISG BURNS HARBOR LLC                   Delaware            3310                  20-0653414             250 West US Highway 12
                                                                                                        Burns Harbor, Indiana 46304
                                                                                                        (219)  787-2120

                                       -2

                                                                                                        ADDRESS, INCLUDING
                                       STATE OR OTHER      PRIMARY STANDARD                             ZIP CODE, AND TELEPHONE
                                       JURISDICTION OF     INDUSTRIAL                                   NUMBER, INCLUDING AREA CODE,
EXACT NAME OF REGISTRANT AS            INCORPORATION OR    CLASSIFICATION CODE  I.R.S. EMPLOYER         OF REGISTRANT'S PRINCIPAL
SPECIFIED IN ITS CHARTER               ORGANIZATION        NUMBER               IDENTIFICATION NUMBER   EXECUTIVE OFFICES
------------------------               ------------        ------               ---------------------   -----------------

ISG LACKAWANNA LLC                     Delaware            3310                  20-0653717             3175 Lakeshore Road
                                                                                                        Blasdell, New York 14219
                                                                                                        (716)  821-1000

ISG PIEDMONT LLC                       Delaware            3310                  20-0653323             2027 McLin Creek Road
                                                                                                        Newton, North Carolina 28658
                                                                                                        (828) 464-9214

ISG PLATE LLC                          Delaware            3310                  20-0653500             139 Modena Road
                                                                                                        Coatesville, Pennsylvania
                                                                                                        19320
                                                                                                        (717) 986-2509

ISG RAILWAYS INC                       Delaware            3310                  56-2348283             250 West US Highway 12
                                                                                                        Burns Harbor, Indiana 46304
                                                                                                        (219) 787-2120

ISG REAL ESTATE INC.                   Delaware            3310                  76-0729176             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

ISG SALES INC.                         Delaware            3310                  76-0729186             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

ISG SPARROWS POINT LLC                 Delaware            3310                  20-0653633             5111 North Point Road
                                                                                                        Sparrows Point, Maryland
                                                                                                        21219
                                                                                                        (410) 388-3000

ISG STEELTON LLC                       Delaware            3310                  20-0653772             215 South Front Street
                                                                                                        Steelton, Pennsylvania
                                                                                                        17113
                                                                                                        (717) 986-2000

ISG STEELTON SERVICES LLC              Delaware            3310                  41-2096678             215 South Front Street
                                                                                                        Steelton, Pennsylvania
                                                                                                        17113
                                                                                                        (717) 986-2000

ISG VENTURE INC.                       Delaware            3310                  76-0729180             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

                                                                                                        ADDRESS, INCLUDING
                                       STATE OR OTHER      PRIMARY STANDARD                             ZIP CODE, AND TELEPHONE
                                       JURISDICTION OF     INDUSTRIAL                                   NUMBER, INCLUDING AREA CODE,
EXACT NAME OF REGISTRANT AS            INCORPORATION OR    CLASSIFICATION CODE  I.R.S. EMPLOYER         OF REGISTRANT'S PRINCIPAL
SPECIFIED IN ITS CHARTER               ORGANIZATION        NUMBER               IDENTIFICATION NUMBER   EXECUTIVE OFFICES
------------------------               ------------        ------               ---------------------   -----------------

ISG TECHNOLOGIES INC.                  Delaware            3310                  56-2348282             116 Research Drive
                                                                                                        Bethlehem, Pennsylvania
                                                                                                        18015
                                                                                                        (610) 694-4395

ISG HIBBING INC.                       Delaware            3310                  37-1464981             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

HIBBING TACONITE HOLDING INC.          Minnesota           3310                  23-2125944             3250 Interstate Drive
                                                                                                        Richfield, Ohio 44286
                                                                                                        (330)  659-9100

ISG LACKAWANNA SERVICES LLC            Delaware            3310                  41-2096667             3175 Lakeshore Road
                                                                                                        Blasdell, New York 14219
                                                                                                        (716) 821-1000

ISG SPARROWS POINT SERVICES LLC        Delaware            3310                  41-2096677             5111 North Point Road
                                                                                                        Sparrows Point, Maryland
                                                                                                        21219
                                                                                                        (410) 388-3000

ISG PLATE SERVICES LLC                 Delaware            3310                  41-2096672             139 Modena Road
                                                                                                        Coatesville, Pennsylvania
                                                                                                         19320
                                                                                                        (717) 986-2509

ISG BURNS HARBOR SERVICES LLC          Delaware            3310                  41-2096671             250 West US Highway 12
                                                                                                        Burns Harbor, Indiana 46304
                                                                                                        (219) 787-2120



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
1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


                         Name                                                             Address

         Superintendent of Banks of the State of New York                   2 Rector Street, New York, N.Y.  10006, and
                                                                            Albany, N.Y. 12203

         Federal Reserve Bank of New York                                   33 Liberty Plaza, New York, N.Y.  10045

         Federal Deposit Insurance Corporation                              Washington, D.C.  20429

         New York Clearing House Association                                New York, New York   10005


      (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D) .

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)


                                       -5

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                        -6

                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of May, 2004.

                                   THE BANK OF NEW YORK

                                   By:              /S/ ROBERT A. MASSIMILLO
                                        ------------------------------------
                                          Name:       ROBERT A. MASSIMILLO
                                          Title:         VICE PRESIDENT

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